  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

MAP PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33719	20-0507047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bayshore Parkway, Suite 200, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 386-3100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 4, 2011, MAP Pharmaceuticals, Inc. (“MAP”) issued a press release announcing its financial results for its second quarter ended June 30, 2011. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K and the press release referenced herein is not incorporated by reference into any filings of MAP under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of MAP Pharmaceuticals, Inc., dated August 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2011

MAP PHARMACEUTICALS, INC.

By:	/s/ Charlene A. Friedman
Name:	Charlene A. Friedman
Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED AUGUST 4, 2011

Exhibit	Description

99.1	Press Release of MAP Pharmaceuticals, Inc., dated August 4, 2011.